SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 25, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                   0-20199                43-1420563
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(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
       of corporation)                                   Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri               63043
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:         (314) 770-1666
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          (Former name or former address, if changed since last report)




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         On October 23, 2002, Express Scripts, Inc. (the "Company") issued a press release concerning our third quarter 2002 financial performance, for which we filed a Current Report on Form 8-K, dated October 23, 2002, under Items 5, 7 and 9. During the final preparation and review stages of our Form 10-Q for the third quarter, we discovered that $23.9 million cash received during the third quarter, as an initial payment towards the National Prescription Administrators working capital purchase price adjustment, was included as an increase to cash flow from operations, as opposed to a reduction in cash used in investing activities.

         A revised Unaudited Condensed Consolidated Statement of Cash Flows is attached hereto as Exhibit 99.1. This correction has no impact on the cash balance as of September 30, 2002. In addition, the correction has no impact on the Balance Sheet or Statement of Operations.

         The impact of this correction is to reduce cash from operations for the three months and nine months ended September 30, 2002 from $115.3 million and $310.8 million to $91.4 million and $287.0 million, respectively. In addition, net cash used in investing and financing activities for the three months and nine months ended September 30, 2002, increased from a negative $121.3 million and a negative $327.0 million, to a negative $97.4 million and a negative $303.1 million, respectively.


Item 5.  Other Events

         A revised Unaudited Condensed Consolidated Statement of Cash Flows is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following Exhibit is filed as part of this report on Form 8-K:

                Exhibit 99.1 Unaudited Condensed Consolidated
                Statement of Cash Flows for the nine months ended
                September 30, 2002.

Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

         A revised Unaudited Condensed Consolidated Statement of Cash Flows is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXPRESS SCRIPTS, INC.



Date:   October 25, 2002                By: /s/ Barrett A. Toan
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                                            Barrett A. Toan
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

99.1 Revised Unaudited Condensed Consolidated Statement of Cash Flows for the nine months ended September 30, 2002.